UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of nLIGHT, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Enhance the advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:

◦Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no later than 5:00 p.m. Pacific time on the later of (1) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company and (2) the 90th day prior to the date of the annual meeting (Section 2.4(i)(a));

◦Updating the definition of “public announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Section 2.4(i)(a));

◦Requiring the notice to include: (1) any performance-related fees (other than an asset-based fee) that the stockholder giving the notice or any Stockholder Associated Person (as defined in the Amended and Restated Bylaws) is entitled to based on any increase or decrease in the value of the Company’s securities or derivative instruments; (2) any proxy, contract, arrangement, understanding or relationship pursuant to which the stockholder giving the notice or any Stockholder Associated Person has a right to vote any shares of any security of the Company; and (3) a representation and undertaking that the stockholder giving the notice is a holder of record of the Company’s stock as of the date of submission of the notice and intends to appear in person or by proxy at the annual meeting to bring the business before the meeting (Section 2.4(i)(b)(15), (16) and (18));

◦Requiring the notice to be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting (Section 2.4(i)(b));

◦Restricting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Section 2.4(ii)(a));

◦Requiring the notice, if it pertains to the nomination of directors, to include (with respect to each director candidate): (1) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that the director candidate has, or has had within the past three years, with any person or entity other than the Company, in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); (2) all information required by Item 404 under Regulation S-K as if the stockholder giving notice or Stockholder Associated Person were the Company for purposes of such rule and the director candidate was a director or executive officer of the Company; (3) the director candidate’s written consent to be named as a nominee of the stockholder and in the Company’s form of proxy pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”); and (4) a representation and undertaking as to whether the stockholder giving notice or Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 or otherwise solicit proxies in support of such nomination (Section 2.4(ii)(b)(1)(E), (F) and (G) and Section 2.4(ii)(b)(2));

◦Requiring that any stockholder submitting a director nomination notice must provide the Company no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof with reasonable evidence that the stockholder has satisfied Rule 14a-19 (Section 2.4(ii)(d));

◦Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting (Section 2.4(ii)(d));

◦Requiring that any director nominee submitted by a stockholder provide (1) a signed and completed written questionnaire containing information regarding such nominee’s background and qualifications; (2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement or understanding with any person or entity as to how such nominee, if elected, will vote on any issue; (3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement; (4) a written representation and undertaking that, if elected, such nominee would be in compliance with and will continue to comply with the Company’s corporate governance guidelines and conflict of interest, confidentiality, stock ownership and trading guidelines and other policies and guidelines applicable to directors during such person’s term in office as director; and (5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board (Section 2.4(iv)(b)(1), (2), (3), (4) and (5));

◦Requiring, at the request of the Board, that any person nominated by the Board for election as a director furnish the Company’s Secretary the information that is required to be set forth in a stockholder’s notice of nomination pertaining to such nominee (Section 2.4(iv)(c)); and

◦Requiring the stockholder (or a qualified representative of the stockholder) to appear in person at the applicable meeting to present a nomination or other proposed business (Section 2.4(iv)(e));

•Modify the provisions relating to stockholder meeting adjournment procedures, proxies and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL (Sections 2.7, 2.12 and 2.13);

•Amend the forum selection provision to clarify that it applies to the resolution of any complaint asserting a cause of action under the Securities Act of 1933 against any person in connection with any offering of the Company’s securities (Section 9.5); and

•Make other updates, including ministerial, clarifying and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of nLIGHT, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	December 19, 2022
		By:	/s/ Scott Keeney
Scott Keeney
President and Chief Executive Officer